UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported)  OCTOBER 21, 2004
                                                          ----------------------

                            NBOG BANCORPORATION, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    GEORGIA
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                 (State or Other Jurisdiction of Incorporation)

          001-16413                                       58-2554464
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   (Commission File Number)                    (IRS Employer Identification No.)

   807 DORSEY STREET, GAINESVILLE, GEORGIA                  30501
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   (Address of Principal Executive Offices)               (Zip Code)

                                 (770) 297-8060
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  Changes in Registrant's Certifying Accountant

     On October 21, 2004, the Board of Directors of NBOG Bancorporation, Inc. (the "Company") dismissed Mauldin & Jenkins, LLC as its independent accountants and engaged McNair, McLemore, Middlebrooks & Co., LLP as its independent accountants.

     Prior to the dismissal, the Company did not consult with McNair, McLemore, Middlebrooks & Co., LLP regarding the application of accounting principles to a specific completed or contemplated transaction or any matter that was either the subject of a disagreement or a reportable event. The Company also did not consult with McNair, McLemore, Middlebrooks & Co., LLP regarding the type of audit opinion that might be rendered on the Company's consolidated financial statements.

     Mauldin & Jenkins, LLC has not issued any reports on the Company's consolidated financial statements since being appointed independent accountants for the Company on May 14, 2004. Since their appointment on May 14, 2004, there have been no disagreements with Mauldin & Jenkins, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of Mauldin & Jenkins, LLC, would have caused such firm to make reference to the subject matter of the disagreement(s) in connection with its reports.

     The Company's Audit Committee participated in and approved the decision to change the Company's independent accountants.

     The Company has requested that Mauldin & Jenkins, LLC furnish it with a letter addressed to the SEC stating whether or not it agreements with the above statement. A copy of such letter, dated October 29, 2004 is filed as Exhibit 16 to this current report on Form 8-K.

ITEM 5.02.  Appointment of Principal Officers

     On October 21, 2004, the Company appointed W. Bryan Hendrix as Senior Vice President and Chief Financial Officer. Prior to joining the Company, Mr. Hendrix served as Controller of Gainesville Bank & Trust in Gainesville, Georgia since 1996 and as an accountant with GB&T Bancshares, Inc. in Gainesville, Georgia since its incorporation in 1998.


ITEM 9.01.  Financial Statements and Exhibits

     (c) Exhibits

     EXHIBIT NO.    DESCRIPTION
     -----------    -----------

         16         Letter  from  Mauldin  &  Jenkins,  LLC regarding  change in certifying accountant, dated October 29, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NBOG BANCORPORATION, INC.

Dated: October 29, 2004
                                            By: /s/ W. Bryan Hendrix
                                                    ----------------------------
                                            Name:   W. Bryan Hendrix
                                                    ----------------------------
                                            Title:  Chief Financial Officer
                                                    ----------------------------

                                  EXHIBIT INDEX

     EXHIBIT NO.    DESCRIPTION
     -----------    -----------

         16         Letter  from  Mauldin  &  Jenkins,  LLC  regarding change in certifying accountant, dated October 29, 2004.


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